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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  June 13, 1999
                Date of Report (Date of earliest event reported)


                     QWEST COMMUNICATIONS INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)

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             Delaware                 000-22609              84-1339282
   (State of other jurisdiction      (Commission           (IRS employer
         of incorporation)            file no.)         identification no.)


        555 Seventeenth Street, Suite 700
                 Denver, Colorado                         80202
     (Address of principal executive offices)          (Zip code)


                                 (303) 291-1400
                         Registrant's telephone number,
                               including area code


                                 Not applicable
             (Former name or address, if changed since last report)



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Item 5.  Other Events.

        On June 13, 1999, Qwest Communications International Inc., a Delaware corporation ("Qwest"), offered to acquire U S WEST, Inc., a Delaware corporation ("U S WEST"), and Frontier Corporation, a New York corporation ("Frontier"), in separate transactions. A copy of the Qwest press release, dated June 13, 1999, and the Qwest analyst presentation, dated June 14, 1999, are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

     This Current Report on Form 8-K contains or incorporates by reference forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by Qwest with the Securities and Exchange Commission, which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements.

     These materials include analysts' estimates and other information prepared by third parties for which Qwest assumes no responsibility. In addition, certain statements regarding synergies and other projections and information contained in the analyst presentation and press release are based on publicly available information regarding U S West and Frontier. Qwest undertakes no obligation to review or confirm analysts' expectations or estimates or such publicly available information or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 99.1 -- Press release of the Registrant, dated June 13, 1999.

Exhibit 99.2 -- Analyst presentation of the Registrant, dated June 14, 1999.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              QWEST COMMUNICATIONS
                               INTERNATIONAL INC.



                               By: /s/ Robert S. Woodruff
                                  ------------------------------------------
                                     Name:  Robert S. Woodruff
                                     Title: Executive Vice President -
                                              Finance and Chief Financial
                                              Officer

June 14, 1999

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                                  EXHIBIT INDEX

Exhibit 99.1 -- Press release of the Registrant, dated June 13, 1999.

Exhibit 99.2 -- Analyst presentation of the Registrant, dated June 14, 1999.


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